SUMMARY OF PRINCIPAL ACCOUNTING POLICIES - Reconciliation of reportable segment revenues (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Segment reporting
Total profit for reportable segments	¥ 365,832		¥ 165,183	¥ 104,270
Unallocated amounts:
Cost of products sold	(226,930)		(128,996)	(73,930)
Selling and marketing expenses	(399,610)	$ (61,243)	(340,562)	(260,040)
General and administrative expenses	(128,226)	(19,651)	(123,501)	(98,759)
Technology expenses	(92,080)	(14,112)	(61,902)	(71,248)
Other operating (expenses) income, net	7,703	1,181	(3,735)	(668)
Interest income	6,312	967	4,802	4,352
Interest expense	(8,817)	(1,351)	(3,622)
Foreign exchange gain (loss)	5,547	850	(10,328)	2,459
Other income, net	3,161	484	834	11,531
Loss before income taxes	(467,108)	(71,588)	(501,827)	(382,033)
Product
Unallocated amounts:
Cost of products sold	¥ (7,837,325)	$ (1,201,123)	¥ (3,786,870)	¥ (1,681,700)